                                                                   EXHIBIT 10.19

                              ADVISOR RETIREMENT
                                  CONNECTION(R)
                        Premium Service Retirement Plan

                         (Profit Sharing/401(k) Plan)

                           A Fidelity Prototype Plan


                  Non-Standardized Adoption Agreement No. 001
                                 For use With
                      Fidelity Basic Plan Document No. 16



The ADVISOR RETIREMENT CONNECTION(R) Premium Service Retirement Plan, Basic Plan Document No. 16, and related Adoption Agreements has not yet received approval from the Internal Revenue Service for use as a prototype plan. The ADVISOR RETIREMENT CONNECTION(R) Premium Service Retirement Plan will be submitted in April of 1998 to the Internal Revenue Service as a minor modifier to Fidelity Basic Plan Document No. 14. The document is considered an individually-designed plan until it is approved by the Internal Revenue Service. Revisions to the Basic Plan Document and/or Adoption Agreement may be required by the Internal Revenue Service as part of the approval process. If revisions are required, the approved document will be distributed to adopting employers and must be re-executed by them within a specified time period.

                              ADOPTION AGREEMENT
                                   ARTICLE I
                     NON-STANDARDIZED PROFIT SHARING PLAN

1.01  PLAN INFORMATION
      ----------------

     (a)  Name of Plan:

          This is the  Rose Hills Company 401(k) Savings Plan (the "Plan")

     (b)  Type of Plan:
          (1)  [X]  401(k) Only
          (2)  [_]  401(k) and Profit Sharing
          (3)  [_]  Profit Sharing Only

     (c) Administrator Name (if not the Employer):

         ________________________________________________________________

          Address:_______________________________________________

                  _______________________________________________

          Telephone Number:  _______________________________________________

          The Administrator is the agent for service of legal process for the Plan.

     (d)  Plan Year End (month/day):  12/31

     (e)  Three Digit Plan Number:  002

     (f)  Limitation Year (check one):

          (1)  [_]  Calendar Year
          (2)  [X]  Plan Year
          (3)  [_]  Other: ___________________________________________________

     (g) Plan Status (check appropriate box(es)):

          (1)  [_] New Plan Effective Date: ____________________
          (2)  [X] Amendment Effective Date:   12/1/1999

               This is (check one):

               (A) [_] an amendment of the ADVISOR RETIREMENT CONNECTION(R) Premium Service Retirement Plan Basic Plan Document No. 16 Adoption Agreement previously executed by the Employer; or

               (B) [X] a conversion to the ADVISOR RETIREMENT CONNECTION(R) Premium Service Retirement Plan Basic Plan Document No. 16.

                    The original effective date of the Plan:    10/1/1987

                    The substantive provisions of the Plan shall apply prior to the Effective Date to the extent required by the Internal Revenue Code, as specifically provided in the Basic Plan Document.

          (3) [_] Plan Merger Effective Dates. Please complete the Special Effective Dates Addendum to the Adoption Agreement indicating the plan(s) that have merged into the Plan and the effective date(s) of such merger(s).


1.02  EMPLOYER
      --------

     (a)  Employer Name:     The Rose Hills Company

          Address:           3888 South Workman Mill Road

                             Whittier, CA  90608

          Contact's Name:    Richard  Mastanich

          Telephone Number:  (562) 692-1212

          (1)  Employer's Tax Identification Number: 13-3915765

          (2)  Employer's fiscal year end:  12/31

          (3)  Date business commenced:  9/1/1914

     (b) The term "Employer" includes the following Related Employer(s) (as defined in Subsection 2.01(ss)) (list each participating Related Employer and its Employer Tax Identification Number):

1.03  TRUSTEE
      -------

     (a) Trustee Name:    Fidelity Management Trust Company
         Address:         82 Devonshire Street
                          Boston, MA 02109


1.04  COVERAGE
      --------

      All Employees who meet the conditions specified below shall be eligible to participate in the Plan:

     (a)  Age Requirement (check one):

          (1)  [_]  no age requirement.
          (2)  [X]  must have attained age:  20.5 (not to exceed 21).
                                             ----

     (b)  Eligibility Service Requirement (check one):

          (1)  [_]  no Eligibility Service requirement.
          (2)  [X]  6  (not to exceed 11) months of Eligibility Service
                    -
                    requirement (no minimum number Hours of Service can be required).
          (3) [_] one year of Eligibility Service requirement (at least 1,000 Hours of Service are required during the Eligibility Computation Period).


     (c)  Eligible Class of Employees (check one):

          Note: The Plan may not cover employees who are citizens of Puerto Rico. These employees are automatically excluded from the eligible class, regardless of the Employer's selection under this Subsection 1.04(c).

          (1) [_]   includes all Employees of the Employer.
          (2) [X]   includes all Employees of the Employer except for (check the appropriate box(es)):
               (A)  [X]  employees covered by a collective bargaining agreement.
               (B)  [_]  Highly Compensated Employees as defined in Code Section
                         414(q).

               (C)  [_]  Leased Employees as defined in Subsection 2.01(dd).
               (D)  [_]  nonresident aliens who do not receive any earned income from the Employer which constitutes United States source income.
               (E)  [_]  other:  _____________________________________________
                                 _____________________________________________
                                 _____________________________________________

                    Note: No exclusion in this Subsection 1.04(c) may create a discriminatory class of employees. An Employer's Plan must still pass the Internal Revenue Code coverage requirements if one or more of the above groups of Employees have been excluded from the Plan.

     (d) The Entry Dates shall be (check one):
          (1) [_] immediate upon meeting the eligibility requirements specified in Subsections 1.04(a), (b), and (c).
          (2) [X] the first day of each Plan Year and the first day of the seventh month of each Plan Year.
          (3) [_] the first day of each Plan Year and the first day of the fourth, seventh, and tenth months of each Plan Year.
          (4)  [_]  the first day of each month.
          (5) [_] the first day of each Plan Year (do not select if there is an Eligibility Service requirement of more than six months in Subsection 1.04(b) or if there is an age requirement of more than 20 1/2 in Subsection 1.04(a)).

     (e) Date of Initial Participation - An Employee shall become a Participant unless excluded by Subsection 1.04(c) above on the Entry Date immediately following the date the Employee completes the service and age requirement(s) in Subsections 1.04(a) and (b), if any, except (check one):

          (1) [_]   no exceptions.
          (2) [_]   Employees employed on the Effective Date in Subsection
                    1.01(g) shall become Participants on that date.
          (3) [X]   Employees who meet the age and service requirement(s) of
                    Subsections 1.04(a) and (b) on the Effective Date in
                    Subsection 1.01(g) shall become Participants on that date.


1.05 COMPENSATION
     ------------

     Compensation for purposes of determining contributions shall be as defined in Subsection 2.01(j), modified as provided below.

     (a) Compensation Exclusions: Compensation shall exclude the item(s) listed below for purposes of determining contributions. (Check the appropriate box(es)):
          (1) [X]   No exclusions.
          (2) [_]   Overtime Pay.
          (3) [_]   Bonuses.
          (4) [_]   Commissions.
          (5) [_]   The value of a qualified or a non-qualified stock option
                    granted to an Employee by the Employer to the extent such
                    value is includable in the Employee's taxable income.
          (6) [_]   Severance Pay.

               Note: If the Employer selects Option (2), (3), (4), (5), or (6) with respect to Nonelective Employer Contributions, Compensation must be tested to show that it meets the requirements of Code
               Section 414(s) or 401(a)(4). These exclusions shall not apply for purposes of the "Top Heavy" requirements in Section 15.03 for allocating safe harbor Matching Employer Contributions in Subsection 1.10(a)(3) is selected, for allocating safe harbor Nonelective Employer Contributions if Subsection 1.11(a)(2) is selected, or for allocating non-safe harbor Nonelective Employer Contributions if the integrated Formula is elected in Subsection 1.11(b)(2).

     (b) Compensation for the First Year of Participation - Contributions for the Plan Year in which an Employee first becomes a Participant shall be determined based on the Employee's Compensation (check one):

          (1) [_]   for the entire Plan Year.
          (2) [X]   for the portion of the Plan Year in which the Employee is
                    eligible to participate in the Plan.

          Note: If the initial Plan Year of a new Plan consists of fewer than 12 months from the Effective Date in Subsection 1.01(g)(1) through the end of the initial Plan Year, Compensation for purposes of determining the amount of contributions, other than non-safe harbor Nonelective Employer Contributions, under the Plan shall be the period from such Effective Date through the end of the initial year. However, for purposes of determining the amount of non-safe harbor Nonelective Employer Contributions and for other Plan purposes, where appropriate, the full 12-consecutive-month period ending on the last day of the initial Plan Year shall be used.

1.06  TESTING RULES
      -------------

     (a) ADP/ACP Present Testing Method - The testing method for purposes of applying the "ADP" and "ACP" tests described in Sections 6.03 and 6.06 of the Plan shall be the (check one):

          (1) [X] Current Year Testing Method - The ADP or ACP of Highly Compensated Employees for the Plan Year shall be compared to the ADP or ACP of Non-Highly Compensated Employees for the same Plan Year.

          (2) [_] Prior Year Testing Method - The ADP or ACP of Highly Compensated Employees for the Plan Year shall be compared to the ADP or ACP of Non-Highly Compensated Employees for the immediately preceding Plan Year.

          (3) [_] Not applicable. (Only if Option 1.01(b)(3), Profit Sharing Only, is checked.)


     (b) [X] ADP/ACP Testing Methods Used in Prior Years - For Plan Years prior to the effective date of this amendment, the "ADP" and "ACP" tests were applied using the testing methods shown in the ADP/ACP Testing Methods History Addendum to the Adoption Agreement. (Choose if there has been a change in the testing method used under the Plan.)

     (c) [_] Initial Year Testing Method - For the initial Plan Year of a new Plan, other than a successor plan, the ADP and ACP tests shall be applied (check one):

          (1)  [_]  assuming a 3% ADP and ACP for Non-Highly Compensated
                    Employees.

          (2) [_] using the actual ADP and ACP of Non-Highly Compensated Employees for the initial Plan Year.

     (d) HCE Determinations: Look Back Year - The look back year for purposes of determining which Employees are Highly Compensated Employees shall be the 12-consecutive-month period preceding the Plan Year, unless the Employer elects Option (1) below.

          (1) [_] Calendar Year Determination - The look back year shall be the calendar year beginning within the preceding Plan Year. (Do not elect if the Plan Year is the calendar year.)

          (2) [X] Prior Plan Years - For Plan Years prior to the effective date of this amendment, the Plan was operated in accordance with the look back year elections shown in the Special Effective Dates Addendum to the Adoption Agreement.

     (e) [X] HCE Determinations: Top Paid Group - Employees with Compensation exceeding $80,000 (as indexed) shall be considered Highly Compensated Employees only if they are in the top paid group (the top 20% of Employees ranked by Compensation).

          (1) [X] Prior Plan Years - For Plan Years prior to the effective date of this amendment, the Plan was operated in accordance with the top paid group elections shown in the Special Effective Dates Addendum to the Adoption Agreement.

          Note: Effective for determination years beginning on or after January 1, 1998, if the Employer elects Option 1.06(d)(1) and/or 1.06(e), such election must apply consistently to all retirement plans of the Employer for determination years that begin with or within the same calendar year (except that Option 1.06(d)(1), Calendar Year Determination, shall not apply to calendar year plans). Effective for determination years beginning on or after January 1, 2000, any such election must apply consistently to all plans of the Employer, including non-retirement plans.


1.07  DEFERRAL CONTRIBUTIONS
      ----------------------

     (a) [X] Deferral Contributions - Participants may elect to have a portion of their Compensation contributed to the Plan on a before-tax basis pursuant to Code Section 401(k).

          (1) Regular Contributions - The Employer shall make a Deferral Contribution in accordance with Section 5.03 on behalf of each Participant who has an executed salary reduction agreement in effect with the Employer for the payroll period in question, not
               to exceed  15.00    % (not to exceed 25%) of Compensation for
                         ----------
               that period.

               Note: The percentage elected above must be less than 25% in order to satisfy the limitation on annual additions under Code
               Section 415 if other types of contributions are provided under the Plan.

               (A) [X] Instead of specifying a percentage of Compensation, a Participant's salary reduction agreement may specify a dollar amount to be contributed each payroll period, provided such dollar amount does not exceed the maximum percentage of Compensation specified in Subsection 1.07(a)(1) above.

               (B) A Participant may increase or decrease, on a prospective basis, his salary reduction agreement percentage (check one):
                    (i)   [_]   as of the beginning of each payroll period.
                    (ii)  [_]   as of the first day of each month.
                    (iii) [_]   as of the next Entry Date.  (Do not select if
                                Option 1.04(d)(1), immediate entry, is checked.)
                    (iv)  [X]   other.  (Specify, but must be at least once per
                                Plan Year)

                              First Day of Each Quarter
                              --------------------------

               (C) A Participant may revoke, on a prospective basis, a salary reduction agreement at any time upon proper notice to the Administrator but in such case may not file a new salary reduction agreement until (check one):
                    (i)   [_]   the first day of the next Plan Year.
                    (ii)  [_]   any subsequent Entry Date.  (Do not select if
                                Option 1.04(d)(1), immediate entry, is checked.)
                    (iii) [X]   other.  (Specify, but must be at least once per
                                Plan Year)

                              First Day of Next Quarter Following 6 Months
                              ---------------------------------------------

          (2) [_] Catch-Up Contributions - The Employer may allow Participants upon proper notice and approval to enter into a special salary reduction agreement to make additional Deferral Contributions in an amount up to 100% of their Compensation for the payroll period(s) designated by the Employer.

          (3) [_] Bonus Contributions - The Employer may allow Participants upon proper notice and approval to enter into a special salary reduction agreement to make Deferral Contributions in an amount up to 100% of any Employer paid cash bonuses designated by the Employer on a uniform and non-discriminatory basis that are made for such Participants during the Plan Year. The Compensation definition elected by the Employer in Subsection 1.05(a) must include bonuses if bonus contributions are permitted.

             Note: A Participant's contributions under Subsection 1.07(a)(2) and/or (3) may not cause the Participant to exceed the percentage limit specified by the Employer in Subsection 1.07(a)(1) for the full Plan Year. The Employer has the right to restrict a Participant's right to make Deferral Contributions if they will adversely affect the Plan's ability to pass the "ADP" and/or the "ACP" test

          (4) [_] Negative Election Contributions - Unless an Eligible Employee affirmatively elects otherwise, his Compensation will be reduced by _____ % (not to exceed 3%) for each payroll period in which he is an Active Participant and the Employer shall make a Deferral Contribution in such amount on the Participant's behalf in accordance with the provisions of Section 5.03. At the time he becomes an Active Participant, or within a reasonable period ending no later than the date Compensation subject to the reduction becomes available to the Participant, an Eligible Employee may elect either (A) not to have Deferral Contributions made on his behalf or (B) to have Deferral Contributions made in a different percentage of Compensation or dollar amount as provided in Subsection 1.07(a)(1). If an Eligible Employee makes no affirmative election hereunder at the time he becomes an Active Participant, Deferral Contributions shall continue to be made on his behalf in accordance with the provisions of this Subsection 1.07(a)(4) until the Participant elects to change or revoke such Deferral Contributions as provided in Subsection 1.07(a)(1)(B) or
                    (C).


               Note: An Employer that elects the negative election provisions under Subsection 1.07(a)(4) must satisfy the notice requirements described in Section 5.03.


1.08  EMPLOYEE CONTRIBUTIONS
      ----------------------

     (a) [_] Employee Contributions - Participants either currently are or previously were permitted to contribute amounts to the Plan on an after-tax basis. (check one):

          (1) [_] Future Employee Contributions - Participants may make voluntary, non-deductible, after-tax Employee Contributions pursuant to Section 5.08 of the Plan. A Participant's Employee Contributions for the Plan Year may not exceed 10% of his Compensation for the Plan Year. (Only if Option 1.07(a), Deferral Contributions, is checked.)

          (2) [_] Frozen Employee Contributions - Participants may not currently make after-tax Employee Contributions to the Plan, but the Employer does maintain frozen Employee Contributions Accounts.


1.09  QUALIFIED NONELECTIVE CONTRIBUTIONS
      -----------------------------------

     (a) Qualified Nonelective Employer Contributions - If Option 1.07(a), Deferral Contributions, is checked, the Employer may contribute an amount which it designates as a Qualified Nonelective Employer Contribution to be included in the "ADP" or "ACP" test. Qualified

          Nonelective Employer Contributions shall be allocated to Participants who were eligible to participate in the Plan at any time during the Plan Year and are Non-Highly Compensated Employees (check one):

          (1) [X] either (A) in the ratio which each Participant's "testing compensation", as defined in Subsection 6.01(t), for the Plan Year bears to the total of all Participants' "testing compensation" for the Plan Year or (B) as a flat dollar amount.

          (2) [_] as a percentage of the lowest paid Participant's "testing compensation", as defined in Subsection 6.01(t), for the Plan Year up to the lower of (A) the maximum amount contributable under the Plan or (B) the amount necessary to satisfy the "ADP" or "ACP" test. If any Qualified Nonelective Employer Contribution remains, allocation shall continue in the same manner to the next lowest paid Participants until the Qualified Nonelective Employer Contribution is exhausted.

          (3) [_] not applicable. (Only if Option 1.01(b)(3), Profit Sharing Only is checked.)


1.10  MATCHING EMPLOYER CONTRIBUTIONS (Only if Option 1.07(a), Deferral
      -------------------------------
      Contributions is checked)

     (a) [X] Basic Matching Employer Contributions (check one):

         (1) [_] Non-Discretionary Matching Employer Contributions - The Employer shall make a basic Matching Employer Contribution on behalf of each Participant in an amount equal to the following percentage of a Participant's Deferral Contributions during the Contribution Period (check (A) or
                    (B) and, if applicable, (C)):

               Note:  Effective for Plan Years beginning on or after January 1,
               -----
               1999, if the Employer elected Option 1.11(a)(2), Safe Harbor Formula, with respect to Nonelective Employer Contributions and meets the requirements for deemed satisfaction of the "ADP" test for a Plan Year, the Plan will also be deemed to satisfy the "ACP" test with respect to Matching Employer Contributions if Matching Employer Contributions hereunder meet all of the following requirements: (1) the percentage of Deferral Contributions matched does not increase as the percentage of Compensation contributed increases; (2) Highly Compensated Employees are not provided a greater percentage match than Non-Highly Compensated Employees; and (3) Deferral Contributions matched do not exceed 6% of a Participant's Compensation for the Plan Year.

               (A)  [_]  Single Percentage Match:  ___________%

               (B)  [_]  Tiered Match:  ____________% of the first ___________%
                         of the Active Participant's Compensation contributed to the Plan,

                         ___________% of the next __________% of the

                         Active Participant's Compensation contributed to the Plan,

                         __________% of the next __________% of the Active

                         Participant's Compensation contributed to the Plan.

                         Note: The percentages specified above for basic Matching Employer Contributions may not increase as the percentage of Compensation contributed increases.

               (C) [_] Limit on Non-Discretionary Matching Employer Contributions (check the appropriate box(es)):

                    (i) [_] Deferral Contributions in excess of __________% of the Participant's Compensation for the period in question shall not be considered for non-discretionary Matching Employer Contributions.

                    Note: If the Employer elected a percentage limit in (A) above and requested the Trustee to account separately for matched and unmatched Deferral Contributions, the non-discretionary Matching Employer Contributions allocated to each Participant must be computed, and the percentage limit applied, based upon each payroll period.

                    (ii) [_] Matching Employer Contributions for each Participant for each Participant for each Plan Year shall be limited to $____________________.

          (2) [X] Discretionary Matching Employer Contributions - The Employer may make a basic Matching Employer Contribution on behalf of each Participant in an amount equal to the percentage declared for the Contribution Period, if any, by a Board of Directors' Resolution (or by a Letter of Intent for a Sole Proprietor or Partnership) of the Deferral Contributions made by each Participant during the Contribution Period.
                    The Board of Directors' Resolution (or Letter of Intent, if applicable) may limit the contributions matched to a specified percentage of Compensation or limit the amount of the match to a specified dollar amount.
          (3) [_] Safe Harbor Matching Employer Contributions - Effective only for Plan Years beginning on or after January 1, 1999, if the Employer elects one of the safe harbor formula Options provided in the Safe Harbor Matching Employer Contribution Addendum to the Adoption Agreement and, prior to the beginning of each Plan Year, provides written notice to all Active Participants of the Active Participants' rights and obligations under the Plan, the Plan shall be deemed to satisfy the "ADP" test and, in certain circumstances, the "ACP" test.

     (b) [_] Additional Matching Employer Contributions - The Employer may at Plan Year end make an additional Matching Employer Contribution equal to a percentage declared by the Employer, through a Board of Directors' Resolution (or by a Letter of Intent for a Sole Proprietor or Partnership), of the Deferral Contributions made by
               each Participant during the Plan Year.   (Only if Option
               1.10(a)(1) or (3) is checked). The Board of Directors' Resolution (or Letter of Intent, if applicable) may limit the contributions matched to a specified percentage of Compensation or limit the amount of the match to a specified dollar amount.

               Note: If the Employer elected the Safe Harbor Matching Employer Contribution in Subsection 1.10(a)(3) above and wants to be deemed to have satisfied the "ADP" test for Plan Years beginning on or after January 1, 1999, the additional Matching Employer Contribution may not provide a greater percentage match to Highly Compensated Employees and the percentage of contribution matched may not increase as the percentage of Compensation contributed increases. In addition to the foregoing requirements, if the Employer elected either the Safe Harbor Matching Employer Contribution in Subsection 1.10(a)(3) above or the Safe Harbor Formula for Nonelective Employer Contributions in Subsection 1.11(a)(2) and wants to be deemed to have satisfied the "ACP" test with respect to Matching Employer Contributions for Plan Years beginning on or after January 1, 1999, the Deferral Contributions matched may not exceed 6% of a Participant's Compensation.

     (c) Contribution Period for Matching Employer Contributions - The Contribution Period for purposes of calculating the amount of basic Matching Employer Contributions described in Subsection 1.10(a)(1) or
          (2) is:

          (1) [_]   each calendar month.
          (2) [_]   each Plan Year quarter.
          (3) [_]   each Plan Year.
          (4) [X]   each payroll period.

          The Contribution Period for safe harbor Matching Employer Contributions described in Subsection 1.10(a)(3) and additional Matching Employer Contributions described in Subsection 1.10(b) is the Plan Year.

     (d) Continuing Eligibility Requirement(s) - A Participant who makes Deferral Contributions during a Contribution Period shall only be entitled to receive Matching Employer Contributions under Section 1.10 for that Contribution Period if the Participant satisfies the following requirement(s) (Check the appropriate box(es). Options (3) and (4) may not be elected together; Option (5) may not be elected with Option (2), (3), or (4); Options (2), (3), (4), and (5) may not be elected with respect to basic Matching Employer Contributions if Option 1.10(a)(3), Safe Harbor Matching Employer Contributions, is checked):

          (1) [X]   No requirements.
          (2) [_]   Is employed by the Employer or a Related Employer on the
                    last day of the Contribution Period.
          (3) [_]   Earns at least 501 Hours of Service during the Plan Year.
                    (Only if the Contribution Period is the Plan Year.)
          (4) [_]   Earns at least 1,000 Hours of Service during the Plan Year.
                    (Only if the Contribution Period is the Plan Year.)
          (5) [_]   Either earns at least 501 Hours of Service during the Plan
                    Year or is employed by the Employer or a Related Employer on the last day of the Plan Year. (Only if the Contribution
                    Period is the Plan Year.)
          (6) [_]   Special continuing eligibility requirement(s) for additional
                    Matching Employer Contributions. (Only if Options
                    1.10(a)(3), Safe Harbor Matching Employer Contributions, and
                    (b), Additional Matching Employer Contributions are checked.

              (A) The continuing eligibility requirement(s) for additional Matching Employer Contributions is/are: _____ (fill in number of applicable eligibility requirement(s) from above)

          Note: If Option (2), (3), (4), or (5) above is selected, then Matching Employer Contributions can only be funded by the Employer after the Contribution Period or Plan Year ends. Matching Employer Contributions funded during the Contribution Period or Plan Year shall not be subject to the eligibility requirements of Option (2), (3),
          (4), or (5). If Option (2), (3), (4), or (5) is adopted during a Contribution Period or Plan Year, as applicable, such Option shall not become effective until the first day of the next Contribution Period or Plan Year.

     (e) [_] Qualified Matching Employer Contributions - The Employer may designate all or a portion of its Matching Employer Contribution as a Qualified Matching Employer Contribution that may be used to satisfy the "ADP" test on Deferral Contributions. Qualified Matching Employer Contributions shall be allocated to Participants who meet the continuing eligibility requirement(s) for basic Matching Employer Contributions described in Subsection 1.10(d) above and who (check one):

          (1)  [_]  are Non-Highly Compensated Employees for the Plan Year.
          (2) [_] are either Non-Highly Compensated or Highly Compensated Employees for the Plan Year.


1.11  NONELECTIVE EMPLOYER CONTRIBUTIONS
      ----------------------------------

      Note: An Employer who has elected the safe harbor formula in Subsection 1.11(a)(2) may elect both a fixed formula and a discretionary formula. If both are selected, the discretionary formula shall be treated as an additional Nonelective Employer Contribution and allocated separately in accordance with the allocation formula selected by the Employer.

      (a) [_]    Fixed Formula (check one):

          (1) [_] Fixed Percentage Employer Contribution - For each Plan Year, the Employer shall contribute for each eligible Active Participant an amount equal to __________% (not to exceed 15%) of such Active Participant's Compensation.

          (2) [_] Safe Harbor Formula - Effective only with respect to Plan Years that begin on or after January 1, 1999, the Nonelective Employer Contribution is intended to satisfy the safe harbor contribution requirements under the Code such that the "ADP" test is deemed satisfied. Please complete the Safe Harbor Nonelective Employer Contribution Addendum to the Adoption Agreement.

     (b) [_] Discretionary Formula - The Employer may decide each Plan Year whether to make a discretionary Nonelective Employer Contribution on behalf of eligible Active Participants in accordance with
               Section 5.10. Such contributions shall be allocated to eligible Active Participants based upon the following (check (1) or (2)):

          (1) [_] Non-Integrated Allocation Formula - In the ratio that each eligible Active Participant's Compensation bears to the total Compensation paid to all eligible Active Participants for the Plan Year.

          (2) [_] Integrated Allocation Formula - As (A) a percentage of each eligible Active Participant's Compensation plus (B) a percentage of each eligible Active Participant's Compensation in excess of the "integration level" as defined below. The percentage of Compensation in excess of the "integration level" shall be equal to the lesser of the percentage of the Active Participant's Compensation allocated under (A) above or the "permitted disparity limit" as defined below.

               Note: An Employer that has elected the Safe Harbor formula in Subsection 1.11(a)(2) above may not take Nonelective Employer Contributions made to satisfy the safe harbor into account in applying the integrated allocation formula described above.

               "Integration level" means the Social Security taxable wage base for the Plan Year, unless the Employer elects a lesser amount in
               (A) or (B) below.

               (A) __________ % (not to exceed 100%) of the Social Security taxable wage base for the Plan Year, or

               (B) $ __________ (not to exceed the Social Security taxable wage base).


               "Permitted disparity limit" means the percentage provided by the following table:



                  If the "Integration Level"                But Less Than               The "Permitted
                    is at least ___% of the                  ___% of the                   Disparity
                       Taxable Wage Base                  Taxable Wage Base                Limit" is
                  -------------------------               --------------------         ----------------
                              0%                                  20%                         5.7%
                             20%                                  80%                         4.3%
                             80%                                 100%                         5.4%
                            100%                                  N/A                         5.7%

               Note: An Employer who maintains any other plan that provides for Social Security Integration (permitted disparity) may not elect Option 1.11(b)(2).

     (c) Continuing Eligibility Requirement(s) - A Participant shall only be entitled to receive Nonelective Employer Contributions for a Plan Year under this Section 1.11 if the Participant satisfies the following requirement(s) (Check the appropriate box(es) - Options (3) and (4) may not be elected together; Option (5) may not be elected with Option
          (2), (3), or (4); Options (2), (3), (4), and (5) may not be elected with respect to Nonelective Employer Contributions under the fixed formula if Option 1.11(a)(2), Safe Harbor formula, is checked):

          (1)  [_]   No requirements.
          (2)  [_]   Is employed by the Employer or a Related Employer on the
                     last day of the Plan Year.
          (3)  [_]   Earns at least 501 Hours of Service during the Plan Year.

          (4)  [_]   Earns at least 1,000 Hours of Service during the Plan Year.
          (5)  [_]   Either earns at least 501 Hours of Service during the Plan
                     Year or is employed by the Employer or a Related Employer
                     on the last day of the Plan Year.
          (6)  [_]   Special continuing eligibility requirement(s) for
                     discretionary Nonelective Employer Contributions. (Only if
                     Options 1. 11(a)(2), Safe Harbor Formula, and 1.11(b),
                     Discretionary Formula, are checked.)

               (A) The continuing eligibility requirement(s) for additional discretionary Nonelective Employer Contributions is/are ____________: (fill in number of applicable eligibility requirement(s) from above.)


          Note: If Option (2), (3), (4), or (5) above is selected then Nonelective Employer Contributions can only be funded by the Employer after the Plan Year ends. Nonelective Employer Contributions funded during the Plan Year shall not be subject to the eligibility requirements of Option (2), (3), (4), or (5). If Option (2), (3),
          (4), or (5) is adopted during a Plan Year, such Option shall not become effective until the first day of the next Plan Year.

1.12 EXCEPTIONS TO CONTINUING ELIGIBILITY REQUIREMENTS
     -------------------------------------------------

     [_] Death, Disability, and Retirement Exception to Eligibility Requirements- Active Participants who do not meet any last day or Hours of Service requirement under Subsection 1.10(d) or 1.11(c) because they become disabled, as defined in Section 1.14, retire, as provided in Subsection 1.13(a), (b), or (c), or die shall nevertheless receive an allocation of Nonelective Employer and/or Matching Employer Contributions. No Compensation shall be imputed to Active Participants who become disabled for the period following their disability.

1.13 RETIREMENT
     ----------

     (a) The Normal Retirement Age under the Plan is (check one);
          (1) [_]   age 65.
          (2) [_]   age ___________ (specify between 55 and 64).
          (3) [X]   later of age 65 (not to exceed 65) or the fifth anniversary
                                 --
                    of the Participant's Employment Commencement Date.

     (b) [_] The Early Retirement Age is the first day of the month after the Participant attains age _____ (specify 55 or greater) and completes _______years of Vesting Service.

          Note: If this Option is elected, Participants who are employed by the Employer or a Related Employer on the date they reach Early Retirement Age shall be 100% vested in their Accounts under the Plan.
     (c) [X] A Participant who becomes disabled, as defined in Section 1.14, is eligible for disability retirement.

          Note: If this Option is elected, Participants who are employed by the Employer or a Related Employer on the date they become disabled shall be 100% vested in their Accounts under the Plan.


1.14 DEFINITION OF DISABLED
     ----------------------

     A Participant is disabled if he/she (check the appropriate box(es)):

     (a) [X] satisfies the requirements for benefits under the Employer's Long-Term Disability Plan.
     (b) [_] satisfies the requirements for Social Security disability benefits.
     (c) [X] is determined to be disabled by a physician approved by the Employer.


1.15 VESTING
     -------

     A Participant's vested interest in Matching Employer Contributions and/or Nonelective Employer Contributions, other than Safe Harbor Matching Employer and/or Nonelective Employer Contributions elected in Subsection 1.10(a)(3) or 1.11(a)(2), shall be based upon his years of Vesting Service and the schedule(s) selected below, except as provided in Subsection 1.20(d) or in the Grandfathered Vesting Schedule Addendum to the Adoption Agreement.

     (a)  [_]   Years of Vesting Service shall exclude:
          (1) [_] for new plans, service prior to the Effective Date as defined in Subsection 1.01(g)(1).
          (2) [_] for existing plans converting from another plan document, service prior to the original Effective Date as defined in Subsection 1.01(g)(2).

     (b)      Vesting Schedule(s)

          (1)  Nonelective Employer Contributions    (2)  Matching Employer
               (check one):                               Contributions
                                                          (check one):

      (A) [x]  N/A - No Nonelective                (A)  [_]  N/A - No Matching
               Employer Contributions                        Employer Contributions

      (B) [_]  100% Vesting immediately            (B)  [x]  100% Vesting immediately

      (C) [_]  3 year cliff (see C below)          (C)  [_]  3 year cliff (see C below)

      (D) [_]  5 year cliff (see D below)          (D)  [_]  5 year cliff (see D below)

      (E) [_]  6 year graduated (see E below)      (E)  [_]  6 year graduated (see E below)

      (F) [_]  7 year graduated (see F below)      (F)  [_]  7 year graduated (see F below)

      (G) [_]  Other vesting (complete G1 below)   (G)  [_]  Other vesting (complete G2 below)

                                                             Applicable Vesting Schedule(s)
 Years of                                                    ------------------------------
 Vesting Service                        C             D              E            F             G1           G2
------------------                 ----------    ----------      ---------     ---------    ---------    ---------
        0                               0%             0%            0%           0%              __%          __%

        1                               0%             0%            0%           0%              __%          __%

        2                               0%             0%           20%           0%              __%          __%

        3                             100%             0%           40%          20%              __%          __%

        4                             100%             0%           60%          40%              __%          __%

        5                             100%           100%           80%          60%              __%          __%

        6                             100%           100%          100%          80%              __%          __%

        7 or more                     100%           100%          100%         100%             100%         100%

          Note: A schedule elected under G1 or G2 above must be at least as favorable as one of the schedules in C, D, E or F above.

          Note: If the Plan is being amended to provide a more restrictive vesting schedule, the more favorable vesting schedule shall continue to apply to Participants who are Active Participants immediately prior to the later of (1) the effective date of the amendment or (2) the date the amendment is adopted. Grandfathered vesting schedules are reflected in the Grandfathered Vesting Schedule Addendum to the Adoption Agreement.

  (c) [_] A vesting Schedule different from the vesting schedule selected above applies to certain persons employed prior to the effective date of this amendment. Please complete the Grandfathered Vesting Schedule Addendum to the Adoption Agreement.

1.16  PREDECESSOR EMPLOYER SERVICE
      ----------------------------

      [_] Service for purposes of eligibility in Subsection 1.04(b) and vesting in Subsection 1.15(b) of this Plan shall include service with the following predecessor employer(s):

      (a)

      (b)

      (c)

      (d)

1.17 PARTICIPANT LOANS
     -----------------

     Participant loans (check one):
     (a) [X] are allowed in accordance with Article 9 and loan procedures outlined in the Service Agreement.
     (b)  [_]  are not allowed.
                   ---

1.18 IN-SERVICE WITHDRAWALS
     ----------------------

     Participants may make withdrawals prior to termination of employment under the following circumstances (check the appropriate box(es)):

    (a) [X] Hardship Withdrawals - Hardship withdrawals from a Participant's Deferral Contributions Account shall be allowed in accordance with
              Section 10.05, subject to a $500 minimum amount.

     (b) [_] Age 59 1/2 - Participants shall be entitled to receive a distribution of all or any portion of the following Accounts upon attainment of age 59 1/2 (check one):
          (1) [_]   Deferral Contributions Account
          (2) [_]   All Accounts

     (c) Withdrawal of Employee Contributions and Rollover Contributions - The Plan provides for in-service withdrawals of Rollover Contributions at any time. Employee Contributions may be withdrawn in accordance with Section 10.02 subject to the following (check if applicable):

          (1) [_] Employees may not make such withdrawals more frequently than:

                    ___________________________________________________________.



          Note: If Option 1.18(c)(1) is not selected, withdrawals of Employee Contributions shall be permitted at any time.

     (d) [_] Protected In-Service Withdrawal Provisions - Check if the Plan was converted by plan amendment or received transfer contributions from another defined contribution plan, and benefits under the other defined contribution plan were payable as (check the appropriate box(es)):

          (1) [_] an in-service withdrawal of vested employer contributions maintained in a Participant's Account (check (A) and/or
                    (B)):
               (A) [_]   for at least ____________(24 or more) months.
               (B) [_]   after the Participant has at least 60 months of
                         participation.

          (2) [_] another in-service withdrawal option that is a "protected benefit" under Code Section 411(d)(6). Please complete the Protected In-Service Withdrawals Addendum to the Adoption Agreement identifying the in-service withdrawal option(s).


1.19 FORM OF DISTRIBUTIONS
     ---------------------

     Subject to Article 14, distributions under the Plan shall be paid as (check the appropriate box(es) with respect to optional forms):

     (a) Lump Sum Payments - Lump sum payments are always available under the Plan. If a Participant's account balance is less than or equal to the "cashout limit", distribution shall be made to the Participant as soon as reasonably practicable following his termination of employment in a lump sum payment. Unless otherwise specified below, effective the first day of the first Plan Year beginning on or after August 5, 1997, the "cashout limit" is $5,000 (increased from $3,500).

          (1) [_] A later effective date applies to the increase in the "cashout limit" to $5,000. Please complete the Special Effective Date Addendum to the Adoption Agreement indicating the late effective date.

     (b) [_] Installments Payments - In lieu of a lump sum, Participants may elect distribution under a systematic withdrawal plan (installments).

     (c) [_] Protected Benefit Forms - Check if the Plan was converted by plan amendment or received transfer contributions from another defined contribution plan, and benefits under the other defined contribution plan were payable in any other form (check the appropriate box(es)):

          (1) [_] The protected benefit forms apply to the Accounts of all Participants (check the appropriate box(es)):

               (A)  [_]  The prior plan provided a life annuity form of payment.

                    (i)  The normal annuity form for unmarried Participants is a

                         The normal annuity form for married Participants is a __________% (must be at least 50%, but no more than 100%) "qualified joint and survivor annuity".

                    (ii) The normal form of distribution under the Plan is:
                         (I) [_]   A lump sum payment.
                         (II)[_]   A "qualified joint and survivor annuity".

                    (iii)  The qualified preretirement survivor annuity provided to a Participant's spouse is purchased with __________% (must be at least 50%) of the Participant's Account.

               (B)  [_]  The prior plan provided other optional annuity forms.
                         The other optional annuity forms available under the Plan are:

               (C)  [_]  The prior plan provided other forms of distribution that are protected benefits. The other forms of distribution available under the Plan are:

          (2) [_] The protected benefit forms apply only to the Accounts of a specified class of Participants. Please complete the Protected Benefit Forms Addendum describing each protected benefit and the class of Participants whose Accounts are subject to distribution in the protected benefit form.

1.20 TOP HEAVY STATUS
     ----------------

     (a)  The Plan shall be subject to the Top-Heavy Plan requirements of
          Article 15 (check one):

          (1) [_] for each Plan Year, whether or not the Plan is a "top-heavy plan" as defined in Subsection 15.01(f).
          (2) [X] for each Plan Year, if any, for which the Plan is a "top-heavy plan" as defined in Subsection 15.01(f).
          (3) [_] Not applicable. (Only if Plan covers only employees subject to a collective bargaining agreement.)

     (b) In determining whether the Plan is a "top-heavy plan" for an Employer with at least one defined benefit plan, the following assumptions shall apply:

          (1) [X]   Interest rate:  5.00% per annum.
                                    -----
          (2) [X]   Mortality table:1984 Unisex Pensioner Mortality Table set
                    forward 1 year.              .
          (3) [_]   Not applicable.  (Only if either (A) Plan covers only
                    employees subject to a collective bargaining agreement or
                    (B) Employer does not maintain and has never maintained any defined benefit plans.)

     (c) If the Plan is or is treated as a "top-heavy plan" for a Plan Year, each non-key Employee shall receive an Employer Contribution of at least 3 (3, 4, 5, or 7 1/2)% of Compensation for the Plan Year in
                -
          accordance with Section 15.03. The minimum Employer Contribution provided in this Subsection 1.20(c) shall be made under this Plan only if the Participant is not entitled to such contribution under another qualified plan of the Employer, unless the Employer elects otherwise in (1) or (2) below:

          (1) [X] The minimum Employer Contribution shall be paid under this Plan in any event.
          (2) [_] Not applicable. (Only if Plan covers only employees subject to a collective bargaining agreement.)

          Note: The minimum Employer contribution may be less than the percentage indicated in Subsection 1.20(c) above to the extent provided in Section 15.03.

     (d) If the Plan is or is treated as a "top-heavy plan" for a Plan Year, the following vesting schedule shall apply instead of the schedule(s) elected in Subsection 1.15(b) for such Plan Year and each Plan Year thereafter (check one):

         (1) [X] Not applicable. (Only if either (A) the schedule(s) elected in Subsection 1.15(b) is/are more favorable in all cases than the schedules available below or (B) Plan covers only employees subject to a collective bargaining agreement.)

         (2) [_] 100% vested after ______________ (not in excess of 3) years of Vesting Service.

         (3) [_] Graded vesting:


               Years of Vesting Service                    Vesting      Must be
                                                         Percentage    at Least
              -------------------------                  ----------    --------
                           0                                    __%          0%


                           1                                    __%          0%


                           2                                    __%         20%


                           3                                    __%         40%


                           4                                    __%         60%


                           5                                    __%         80%


                           6                                    __%        100%



               Note: If the schedule(s) elected in Subsection 1.15(b) is/are more favorable in all cases than the schedule elected in Subsection 1.20(d) above, then the schedule(s) in Subsection 1.15(b) shall continue to apply even in Plan Years in which the Plan is a "top-heavy plan".


1.21 CORRECTION TO MEET 415 REQUIREMENTS UNDER MULTIPLE DEFINED CONTRIBUTION
     -----------------------------------------------------------------------
     PLANS
     -----

     If the Employer maintains other defined contribution plans, annual additions to a Participant's Account shall be limited as provided in
     Section 6.11 of the Plan to meet the requirements of Code Section 415, unless the Employer elects otherwise below and completes the 415 Correction Addendum describing the order in which annual additions shall be limited among the plans.

     (a)  [_]     Other Order for Limiting Annual Additions

1.22  INVESTMENT DIRECTION
      --------------------

     (a) Investment Directions - Participant Accounts shall be invested (check one):
          (1) [_] in accordance with investment directions provided to the Trustee by the Employer for allocating all Participant
                                   --------
                    Accounts among the Options listed in the Service Agreement.
          (2) [X] in accordance with investment directions provided to the Trustee by each Participant for allocating his entire
                                    -----------
                    Account among the Options listed in the Service Agreement.
          (3) [_] in accordance with investment directions provided to the Trustee by each Participant for all contribution sources in a Participant's Account except the following sources shall be invested as directed by the Employer (check (A) and/or
                    (B)):

               (A) [_]  Nonelective Employer Contributions
               (B) [_]  Matching Employer Contributions

                    The Employer must direct the applicable sources among the same investment options made available for Participant directed sources listed in the Service Agreement.

     (b) [X] 404(c) Election (only if Option 1.22(a)(2) or 1.22(a)(3) is checked) - The Administrator intends to treat this Plan as being subject to ERISA Section 404(c).


1.23  RELIANCE ON OPINION LETTER
      --------------------------

      An adopting Employer may not rely on the opinion letter issued by the National Office of the Internal Revenue Service as evidence that this Plan is qualified under Code Section 401. If the Employer wishes to obtain reliance that its Plan is qualified, application for a determination letter should be made to the appropriate Key District Director of the Internal Revenue Service. Failure to fill out the Adoption Agreement properly may result in disqualification of the Plan.

      This Adoption Agreement may be used only in conjunction with Fidelity Basic Plan Document No. 16. The Prototype Sponsor shall inform the adopting Employer of any amendments made to the Plan or of the discontinuance or abandonment of the prototype plan document.

1.24  PROTOTYPE INFORMATION:
      ---------------------

      Name of Prototype Sponsor:      Fidelity Management & Research Company
      Address of Prototype Sponsor:   82 Devonshire
                                      Boston, MA 02109

      Questions regarding this prototype document may be directed to the following telephone number: 1-800-684-5254.

                                EXECUTION PAGE
                          (Prototype Sponsor's Copy)


IN WITNESS WHEREOF, the Employer has caused this Adoption Agreement to be executed this 29 day of September, 1999.



               Employer: /s/ Virginia C. Phillips

               By:

               Title: Vice President - Human Resources



               Employer:

               By:

               Title:


Accepted by:

Fidelity Management Trust Company, as Trustee

By:/s/ Ingrid M. Bradenberg       Date: 10-14-99
   ------------------------
Title: Ingrid M. Bradenberg
       Authorized Signatory

                                EXECUTION PAGE
                               (Employer's Copy)


IN WITNESS WHEREOF, the Employer has caused this Adoption Agreement to be executed this 29 day of September, 1999.


               Employer:/s/ Virginia C. Phillips

               By:

               Title: Vice President - Human Resources



               Employer:

               By:

               Title:


Accepted by:

Fidelity Management Trust Company, as Trustee

By:/s/ Ingrid M. Bradenberg    Date:  10-14-99
   ----------------------------

Title: Ingrid M. Bradenberg
       Authorized Signatory

                                    ADDENDUM

                          Re:  SPECIAL EFFECTIVE DATES
                                      for

Plan Name:            Rose Hills Company 401(k) Savings Plan


     (a) [_] Plan Merger Effective Dates - The following plan(s) were merged into the Plan after the Effective Date indicated in Subsection 1.01(g)(1) or (2), as applicable. The provisions of the Plan are effective with respect to the merged plan(s) as of the date(s) indicated below:

               (1)  Name of merged plan:




               Effective date:

               (2)  Name of merged plan:




               Effective date:

               (3)  Name of merged plan:




               Effective date:

               (4)  Name of merged plan:

               Effective date:



               (5)  Name of merged plan:

               Effective date:

     (b) HCE Determinations - HCE determinations for prior Plan Years shall be made applying the following rules:

          (1) [X] HCE Determinations: Look Back Year Elections - Prior to the effective date of this amendment, the Plan was administered in accordance with the following look back year election(s):

               (A)  [X]  For the 1997 Plan Year the look back year was (check one):
                    (i)  [X]  the 12-consecutive-month period immediately
                              preceding the Plan Year.
                    (ii) [_] the calendar year beginning within the preceding Plan Year.

               (B)  [X]  For the 1998 Plan Year the look back year was (check one):
                    (i)  [X]  the 12-consecutive-month period immediately
                              preceding the Plan Year.
                    (ii) [_] the calendar year beginning within the preceding Plan Year.


               (C)  [_]  For the 1999 Plan Year the look back year was (check one):
                    (i)  [_]  the 12-consecutive-month period immediately
                              preceding the Plan Year.
                    (ii) [_] the calendar year beginning within the preceding Plan Year.

               (D)  [_]  Look back year elections for other Plan Years:

          (2) [x] HCE Determinations: Top Paid Group Elections - Prior to the effective date of this amendment, the Plan was administered in accordance with the following top paid group election(s):

               (A)  [X]  For the 1997 Plan Year (check one):
                    (i)  [_]  Highly Compensated Employees included only the top
                              20% of Employees ranked by Compensation.
                    (ii) [X] Highly Compensated Employees included all Employees with Compensation exceeding $80,000 (as indexed).

               (B)  [X]  For the 1998 Plan Year (check one):
                    (i)  [_]  Highly Compensated Employees included only the top
                              20% of Employees ranked by Compensation.
                    (ii) [X] Highly Compensated Employees included all Employees with Compensation exceeding $80,000 (as indexed).

               (C)  [_]  For the 1999 Plan Year (check one):
                    (i)  [_]  Highly Compensated Employees included only the top
                              20% of Employees ranked by Compensation.
                    (ii) [_] Highly Compensated Employees included all Employees with Compensation exceeding $80,000 (as indexed).

               (D)  [_]   Top-paid group elections for other Plan Years:


     (c) [_]   Late Effective Date for Increase to $5,000 "Cashout Limit":

          Effective date:

                                    ADDENDUM

                      Re:  ADP/ACP TESTING METHODS HISTORY
                                      for

Plan Name:  Rose Hills Company 401(k) Savings Plan


     (a) For Plan Years prior to the date of this amendment, the Plan applied the following testing methods:

          (1) [X] Current Year Testing Method - The ADP/ACP tests for the following Plan Years were applied using the current year testing method described in Subsection 1.06(a)(1):
                    1997

                    1998


          (2) [X] Prior Year Testing Method - The ADP/ACP tests for the following Plan Years were applied using the prior year testing method described in Subsection 1.06(a)(2):

                                    ADDENDUM

                Re:  SAFE HARBOR MATCHING EMPLOYER CONTRIBUTION
                                      for

Plan Name:   Rose Hills Company 401(k) Savings Plan

     (a)  Safe Harbor Matching Contribution Formula

          Note: Matching Employer Contributions made under this Option must be 100% vested when made and may only be distributed under the same circumstances in which Deferral Contributions may be distributed (i.e., death, disability, separation from service, age 59 1/2, hardship, and termination of the Plan without the establishment of a successor plan). In addition, prior to the beginning of each Plan Year, the Employer must provide written notice to all Active Participants of the Active Participants' rights and obligations under the Plan.

          (1) [_] 100% of the first 3% of the Active Participant's Compensation contributed to the Plan and 50% of the next 2% of the Active Participant's Compensation contributed to the Plan.

               Note: This formula also meets the safe harbor contribution requirements for deemed satisfaction of the "ACP" test with respect to Matching Employer Contributions. (Employee Contributions must still be tested.)

          (2)  [_]  Other Tiered Match:  __________% of the first ___________%
                    of the Active Participant's Compensation contributed to the Plan,

               ___________% of the next __________% of the Active
               Participant's Compensation contributed to the Plan,

               ___________% of the next ___________% of the Active
               Participant's Compensation contributed to the Plan.

               Note: To satisfy the safe harbor contribution requirement for the "ADP" test, the percentages specified above for Matching Employer Contributions may not increase as the percentage of Compensation contributed increases, and the aggregate amount of Matching Employer Contributions at such rates must at least equal the aggregate amount of Matching Employer Contributions which would be made under the percentages described in (a)(1) of this Addendum.

               (A)  [_]  The formula specified above is also intended to satisfy the safe harbor contribution requirement for deemed satisfaction of the "ACP" test with respect to Matching Employer Contributions. (Employee Contributions must still be tested.)

                    Note: To satisfy the safe harbor contribution requirement for the "ACP" test, the Deferral Contributions and/or Employee Contributions matched cannot exceed 6% of a Participant's Compensation.

                                    ADDENDUM

              Re:  SAFE HARBOR NONELECTIVE EMPLOYER CONTRIBUTION
                                    for

Plan Name:  Rose Hills Company 401(k) Savings Plan

     (a) For each Plan Year, the Employer shall contribute for each eligible Active Participant an amount equal to ___________% (not less than 3% nor more than 15%) of such Active Participant's Compensation.

          Note: Contributions that are intended to satisfy the safe harbor contribution requirement must be 100% vested when made and may only be distributed under the same circumstances in which Deferral Contributions may be distributed (i.e., death, disability, separation from service, age 59 1/2, hardship, and termination of the Plan without the establishment of a successor plan). In addition, prior to the beginning of each Plan Year, the Employer must provide written notice to all Active Participants of the Active Participants' rights and obligations under the Plan.

          (1) [_] In conjunction with its election of the safe harbor described above, the Employer has elected to make Matching Employer Contributions under Subsection 1.10 that are intended to meet the requirements for deemed satisfaction of the "ACP" test with respect to Matching Employer Contributions (i.e., (1) the percentage of Deferral Contributions matched does not increase as the percentage of Compensation contributed increases; (2) Highly Compensated Employees are not provided a greater percentage match than Non-Highly Compensated Employees; and (3) Deferral Contributions matched do not exceed 6% of a Participant's Compensation.)

                                    ADDENDUM

                     Re:  PROTECTED IN-SERVICE WITHDRAWALS
                                      for

Plan Name:   Rose Hills Company 401(k) Savings Plan


     (a) Other In-Service Withdrawal Provisions - In-service withdrawals from a Participant's Accounts specified below shall be available to Participants who satisfy the requirements also specified below:

                                    ADDENDUM

                          Re:  PROTECTED BENEFIT FORMS
                                      for

Plan Name:  Rose Hills Company 401(k) Savings Plan


     (a) [_] Prior Plan Provided Life Annuity Form - The normal annuity form for unmarried Participants is a_______________________________.

               The normal annuity form for married Participants is a__________% (must be at least 50%, but no more than 100%) "qualified joint and survivor annuity".

          (1) Class of Participants whose Accounts are subject to distribution in the normal annuity form:


                _____________________________________________________.

          (2)  The normal form of distribution under the Plan is:
               (A)  [_]  A lump sum payment.
               (B)  [_]  A "qualified joint and survivor annuity".

          (3) The qualified preretirement survivor annuity provided to a Participant's spouse is purchased with __________% (must be at least 50%) of the Participant's Account.

     (b) [_] Prior Plan Provided Other Optional Annuity Form(s) - The other optional annuity forms available under the Plan are:

          (1) Class of Participants whose Accounts are subject to distribution in the optional annuity forms:


     (c) [_] Prior Plan Provided Other Protected Form(s) - The other forms of distribution available under the Plan are:


          (1) Class of Participants whose Accounts are subject to distribution in the other forms:

                                    ADDENDUM

                      Re:  GRANDFATHERED VESTING SCHEDULES
                                      for

Plan Name:  Rose Hills Company 401(k) Savings Plan


     (a)  Grandfather of More Favorable Vesting Schedule

          (1)  Prior vesting schedule:

               _________________________________________________________
               _________________________________________________________
               _________________________________________________________
               _________________________________________________________
               _________________________________________________________

          (2) Prior vesting schedule applies to Participants initially hired prior to:

     (b) [_]   Additional Grandfather of More Favorable Vesting Schedule

          (1)  Prior vesting schedule:

               _________________________________________________________
               _________________________________________________________
               _________________________________________________________
               _________________________________________________________
               _________________________________________________________

          (2) Prior vesting schedule applies to Participants initially hired prior to:

     (c)  [_]  Additional Grandfather of More Favorable Vesting Schedule

          (1)  Prior vesting schedule:

               _________________________________________________________
               _________________________________________________________
               _________________________________________________________
               _________________________________________________________
               _________________________________________________________


          (2) Prior vesting schedule applies to Participants initially hired prior to:

                                    ADDENDUM

                              Re:  415 CORRECTION
                                      for

Plan Name:  Rose Hills Company 401(k) Savings Plan
            ---------------------------------------


(a) Other Formula for Limiting Annual Additions to Meet 415 - If the Employer, or any employer required to be aggregated with the Employer under Code
     Section 415, maintains any other qualified defined contribution plans or any "welfare benefit fund", "individual medical account", or "simplified medical account", annual additions to such plans shall be limited as follows to meet the requirements of Code Section 415: